SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 15, 2005


                            RUBIO'S RESTAURANTS, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-26125                   33-0100303
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California                  92008
     (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:             (760) 929-8226



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

      On December 15, 2005, the Board of Directors of Rubio's Restaurants, Inc. (the "Company") adopted a cash bonus plan for fiscal 2006 (the "Plan") under the Rubio's Cash Bonus Program, a description of which is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 22, 2004. Pursuant to the Plan, the executive officers of the Company may receive one-time cash bonuses within a target range of 25% to 50% of their base salary, based on the operating performance of the Company. Actual bonuses may be above or below the target range depending on individual and Company performance. Assuming that bonuses are paid within the targeted range, the aggregate cash payments that may be paid to the executive officers of the Company pursuant to the Plan would be approximately $450,000.

      On December 15, 2005, the Board of Directors of the Company also approved an increase in the annual cash compensation payable to Mr. Ralph Rubio in connection with his appointment as interim President and Chief Executive Officer. In addition to his current base salary of $222,606, Mr. Rubio will be paid a pro-rated portion of $100,000 in annual base salary for each month or portion thereof in which he serves as President and Chief Executive Officer, and will be eligible to receive a prorated bonus under the Plan during the period in which he serves as President and Chief Executive Officer, at a rate of up to 50% of his base pay (including the additional annual amounts described above).



Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.   Description

10.1          Description of Cash Bonus Program (Incorporated by reference to
              Exhibit 10.1 to Current Report on Form 8-K filed on December 22,
              2004).



                                *    *    *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 22, 2005


                                             RUBIO'S RESTAURANTS, INC.


                                             By:      /s/ John Fuller
                                                ---------------------------
                                                  John Fuller
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
--------------------------------------------------------------------------------

10.1          Description of Cash Bonus Program (Incorporated by reference to
              Exhibit 10.1 to Current Report on Form 8-K filed on December 22,
              2004).